EXHIBIT 10.2

FOR IMMEDIATE RELEASE
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March 28, 2001

                              NDC AUTOMATION, INC.
                              MOVES TO NEW LOCATION


         Charlotte, NC, March 28, 2001, NDC Automation, Inc. (OTC Bulletin Board "AGVS.OB"), www.ndca.com, has closed on the sale of its existing building and has relocated to 3400 Latrobe Drive, Charlotte, NC, 28212, just a few hundred yards from their previous facility. In the new building, the Company will be able combine all its operations for test, development, manufacturing and distribution. "We believe combining such activities will improve operating efficiencies," says Claude Imbleau, President and CEO.

         NDC Automation, Inc. provides an integrated package of controls technology and related products for creating and servicing Automatic Guided Vehicle Systems (AGVS). Additionally, NDCA provides turnkey AGVS solutions to end-users and to system integrators. NDC's controls, hardware and software, are designed for optimal flexibility and accuracy and are well suited for a broad range of vehicle types.

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For further information contact:

Claude Imbleau, President, CEO
704/362-1115